POWER OF ATTORNEY

     The undersigned officers and Trustees of Professionally Managed Portfolios (the "Trust") hereby appoint Steven J. Paggioli, Chad E. Fickett, and Robert M. Slotky, as attorneys-in-fact and agents, with the power, to execute, and to file any of the documents referred to below relating to the registration of the Trust's securities under the Securities Act of 1933, as amended (the "Securities Act"), including the Trust's Registration Statement on Form N-1A, any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. Each of the undersigned grants to the said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     The undersigned officers and Trustees hereby execute this Power of Attorney as of this 20th day of May, 2002.


Name                                           Title
----                                           -----

/s/ Steven J. Paggioli                       President and Trustee
------------------------------------
Steven J. Paggioli

/s/ Dorothy A. Berry                         Chairman and Trustee
------------------------------------
Dorothy A. Berry

/s/ Wallace L. Cook                          Trustee
------------------------------------
Wallace L. Cook

/s/ Carl A. Froebel                          Trustee
------------------------------------
Carl A. Froebel

/s/ Rowley W. P. Redington                   Trustee
---------------------------
Rowley W. P. Redington

/s/ Ashley T. Rabun                          Trustee
------------------------------------
Ashley T. Rabun

/s/ Robert M. Slotky                         Treasurer and Principal Financial
------------------------------------         and Accounting Officer
Robert M. Slotky